UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2009

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PC UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-52804	65-0620172
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9605 Parkview Ave., Boca Raton, Florida 33428

(Address of Principal Executive Office) (Zip Code)

(561) 504-9746

(Registrant’s telephone number, including area code)

504 NW 77th Street, Boca Raton, Florida 33487

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2009, Randall Paulfus, Dean Rosenbach, Victor Grillo, all Class I directors of PC Universe, Inc. (the “Company”) and Bruce Martin, a Class II director, provided notice to the Company's board of directors that they were resigning from the board of the Company effective on that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PC UNIVERSE, INC.
(Registrant)

Date: June 11, 2009	By:	/s/ Thomas M. Livia
	Name:	Thomas M. Livia
	Title:	President and Co-Chief Executive Officer

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